SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of Earliest Event) July 20, 1999


                            Marvel Enterprises, Inc.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             1-13638                          13-3711775
(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
incorporation)                                                              No.)





                 387 Park Avenue South, New York, New York 10016
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 696-0808
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report.)




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ITEM 5.    Other Events.

On July 20, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the appointment of Peter Cuneo as President and Chief Executive Officer of the Registrant, replacing Eric Ellenbogen, who resigned from the Registrant.


ITEM 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1.      Press release of the Registrant, dated July 20, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MARVEL ENTERPRISES, INC.
                                  (Registrant)


Date:  July 20, 1999
                                  By:      /s/ Robert S. Hull
                                     -------------------------

                                  Name:    Robert S. Hull
                                  Title:   Chief Financial Officer